Scharf Global Opportunity ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 89.3%	Shares	Value
Beverages - 3.5%
Heineken NV - ADR	117,474	$4,792,939

Capital Markets - 6.7%
Brookfield Corp.	140,473	6,446,306
CME Group, Inc.	10,094	2,756,469
		9,202,775

Entertainment - 2.7%
Walt Disney Co.	32,809	3,732,680

Ground Transportation - 11.3%
Canadian National Railway Co.	54,885	5,425,382
Canadian Pacific Kansas City Ltd.	36,894	2,716,505
U-Haul Holding Co.	49,314	2,304,937
Union Pacific Corp.	21,953	5,078,168
		15,524,992

Health Care Equipment & Supplies - 2.0%
Smith & Nephew PLC - ADR	83,120	2,727,167

Health Care Providers & Services - 10.0%
Centene Corp. (a)	108,403	4,460,783
CVS Health Corp.	28,891	2,292,790
McKesson Corp.	3,344	2,743,050
UnitedHealth Group, Inc.	12,879	4,251,487
		13,748,110

Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc.	528	2,827,614

Insurance - 9.1%
Aon PLC - Class A	7,045	2,486,040
Chubb Ltd.	14,676	4,580,673
Markel Group, Inc. (a)	1,262	2,712,858
Marsh & McLennan Cos., Inc.	14,764	2,739,017
		12,518,588

Interactive Media & Services - 4.3%
Meta Platforms, Inc. - Class A	8,941	5,901,865

Life Sciences Tools & Services - 3.2%
Agilent Technologies, Inc.	15,334	2,086,498
Thermo Fisher Scientific, Inc.	4,003	2,319,538
		4,406,036

Machinery - 1.9%
Otis Worldwide Corp.	29,830	2,605,651

Metals & Mining - 4.4%
Franco-Nevada Corp.	29,632	6,142,121

Oil, Gas & Consumable Fuels - 3.8%
Occidental Petroleum Corp.	128,780	5,295,434

Pharmaceuticals - 11.6%
Haleon PLC - ADR	552,009	5,580,811
Novartis AG - ADR	30,250	4,170,568
Zoetis, Inc.	49,448	6,221,547
		15,972,926

Software - 7.8%
Adobe, Inc. (a)	15,685	5,489,593
Microsoft Corp.	10,826	5,235,670
		10,725,263

Technology Hardware, Storage & Peripherals - 5.0%
Samsung Electronics Co. Ltd.	82,926	6,902,105
TOTAL COMMON STOCKS (Cost $104,279,571)		123,026,266

EXCHANGE TRADED FUNDS - 5.2%
iShares Silver Trust (a)	86,636	5,581,091
SPDR Gold MiniShares Trust (a)	18,983	1,620,579
TOTAL EXCHANGE TRADED FUNDS (Cost $4,986,581)		7,201,670

PREFERRED STOCKS - 3.0%
Financial Services - 3.0%
Federal Home Loan Mortgage Corp., Series Z, 8.38%, Perpetual (a)(b)	44,832	645,581
Federal National Mortgage Association, Series S, 8.25%, Perpetual (a)(b)	230,120	3,504,727
TOTAL PREFERRED STOCKS (Cost $4,159,795)		4,150,308

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.5%
First American Treasury Obligations Fund - Class Z, 3.64% (c)	3,453,806	3,453,806
TOTAL MONEY MARKET FUNDS (Cost $3,453,806)		3,453,806

TOTAL INVESTMENTS - 100.0% (Cost $116,879,753)		137,832,050
Other Assets in Excess of Liabilities - 0.0% (d)		23,998
TOTAL NET ASSETS - 100.0%		$137,856,048

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2025.

(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Scharf Global Opportunity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$123,026,266	$–	$–	$123,026,266
Exchange Traded Funds	7,201,670	–	–	7,201,670
Preferred Stocks	4,150,308	–	–	4,150,308
Money Market Funds	3,453,806	–	–	3,453,806
Total Investments	$137,832,050	$–	$–	$137,832,050

Allocation of Portfolio Holdings by Country as of December 31, 2025
(% of Net Assets)

United States	$85,861,433	62.3%
Canada	20,730,314	15.0
United Kingdom	10,794,018	7.9
Switzerland	8,751,241	6.3
South Korea	6,902,105	5.0
Netherlands	4,792,939	3.5
Other Assets in Excess of Liabilities	23,998	0.0 (a)
	$137,856,048	100.0%

(a)	Represents less than 0.05% of net assets.